                                   EXHIBIT 2

                       RESOLUTION OF SIGNATURE AUTHORITY
                               FOR JAMES T. BECK

This Resolution is formed and entered into as of the 1st day of May, 2000, by and among James T. Beck ("Beck"), Mayfield Associates Fund, a California limited partnership ("Associates"), Mayfield Associates Fund II, a California limited partnership ("Associates II"), Mayfield Associates Fund III, a California limited partnership ("Associates III"), Mayfield Associates Fund IV, a Delaware limited partnership ("Associates IV"), Mayfield Associates Fund V, a Delaware limited partnership ("Associates V"), Mayfield Associates Fund VI, a Delaware limited partnership ("Associates VI"), Mayfield III, a California limited partnership ("Mayfield III"), Mayfield IV, a California limited partnership ("Mayfield IV"), Mayfield V, a California limited partnership ("Mayfield V"), Mayfield VI Investment Partners, a California limited partnership ("Mayfield VI"), Mayfield VII, a California limited partnership ("Mayfield VII"), Mayfield VIII, a California limited partnership ("Mayfield VIII"), Mayfield IX, a Delaware limited partnership ("Mayfield IX"), Mayfield X, a Delaware limited partnership ("Mayfield X"), Mayfield XI, a Delaware limited partnership ("Mayfield XI"), Mayfield XI Qualified, a Delaware limited partnership ("Mayfield XI Qualified"), Mayfield Software Partners, a California partnership ("Mayfield Software Partners"), Mayfield Software Technology Partners, a California partnership ("Mayfield Software Technology Partners"), Mayfield Medical Partners, a California partnership ("Mayfield Medical Partners"), Mayfield Medical Partners 1992, a California partnership ("Mayfield Medical Partners 1992"), Mayfield V Management Partners, a California limited partnership ("Mayfield V Management"), Mayfield VI Management Partners, a California limited partnership ("Mayfield VI Management"), Mayfield VII Management Partners, a California limited partnership ("Mayfield VII Management"), Mayfield VIII Management, L.L.C., a Delaware limited liability company ("Mayfield VIII Management"), Mayfield IX Management, L.L.C., a Delaware limited liability company ("Mayfield IX Management"), Mayfield X Management, L.L.C., a Delaware limited liability company ("Mayfield X Management"), Mayfield XI Management, L.L.C., a Delaware limited liability company ("Mayfield XI Management"), Mayfield Principals Fund, L.L.C., a Delaware limited liability company ("Mayfield Principals Fund"), Mayfield Principals Fund II, L.L.C., a Delaware limited liability company ("Mayfield Principals Fund II"), MF Partners, a California partnership ("MF Partners"), Mayfield Partners, a California partnership ("Mayfield Partners"), Mayfield '94 Partners, a California limited partnership ("Mayfield '94 Partners"), Mayfield '96 Partners, a California limited partnership ("Mayfield '96 Partners'), Valley Partners I, a California partnership ("Valley Partners I"), Valley Partners II, a California partnership ("Valley Partners II"), Valley Partners III, a California partnership ("Valley Partners III"), and MUHL Partners, a California partnership ("MUHL Partners") (with Associates, Associates II, Associates III, Associates IV, Associates V, Associates VI, Mayfield III, Mayfield IV, Mayfield V, Mayfield VI, Mayfield VII, Mayfield VIII, Mayfield IX, Mayfield X, Mayfield XI, Mayfield XI Qualified, Mayfield Software Partners, Mayfield Software Technology Partners, Mayfield Medical Partners, Mayfield Medical Partners 1992, Mayfield V Management, Mayfield VI Management, Mayfield VII Management, Mayfield VIII Management, Mayfield IX Management, Mayfield X Management, Mayfield XI Management, Mayfield Principals Fund,

                              Page 21 of 37 pages.

Mayfield Principals Fund II, MF Partners, Mayfield Partners, Mayfield '94 Partners, Mayfield '96 Partners, Valley Partners I, Valley Partners II, Valley Partners III, and MUHL Partners being hereinafter collectively referred to as the "Mayfield Entities"), and Mayfield Fund, L.L.C., a Delaware limited liability company (the "Company"), the service company with respect to the Mayfield Entities.

                                   WITNESSETH

WHEREAS: The Company and the General Partners of the Mayfield Entities desire to empower the Controller of the Company, Beck, to take certain actions and to execute certain documents on behalf of the Company and the Mayfield Entities;

RESOLVED: Beck is authorized and empowered to open and maintain bank accounts, to deposit or withdrawal funds, to execute checks, and to take to any actions and execute any appropriate documents in connection therewith on behalf of the Company and the Mayfield Entities;

RESOLVED FURTHER: That Beck is authorized and empowered to take all other actions and execute all other documents necessary or appropriate to the day-to-day management of the Company and the Mayfield Entities, and to appoint Beck signing singly, as true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned, forms (including any amendments or supplements) relating to transactions in securities in which the undersigned may have a reporting obligation, in accordance with Section 16(a) or
Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming

                              Page 22 of 37 pages.

any of the undersigned's responsibilities to comply with Section 16(a) or
Section 13 of the Securities Exchange Act of 1934.

      IN WITNESS WHEREOF, the parties hereto have caused this Resolution to be executed as of the date first above written.


/s/ James T. Beck
------------------------------------
James T. Beck


MAYFIELD FUND, L.L.C.                   MAYFIELD XI QUALIFIED,
A DELAWARE LIMITED LIABILITY            A DELAWARE LIMITED PARTNERSHIP
COMPANY


By: /s/ Yogen K. Dalal                  By:  MAYFIELD XI MANAGEMENT, L.L.C.,
------------------------------------    A DELAWARE LIMITED LIABILITY COMPANY
      Managing Member                   Its General Partner


MAYFIELD ASSOCIATES FUND,               By: /s/ Yogen K. Dalal
A CALIFORNIA LIMITED PARTNERSHIP        ------------------------------------
                                              Managing Member

By: /s/ A. Grant Heidrich, III          MAYFIELD SOFTWARE PARTNERS,
------------------------------------    A CALIFORNIA PARTNERSHIP
         General Partner


                                        By:  MAYFIELD VI INVESTMENT PARTNERS,
MAYFIELD ASSOCIATES FUND II,            A CALIFORNIA LIMITED PARTNERSHIP
A CALIFORNIA LIMITED PARTNERSHIP        Its General Partner


By: /s/ A. Grant Heidrich, III          By:  MAYFIELD VI MANAGEMENT PARTNERS,
------------------------------------    A CALIFORNIA LIMITED PARTNERSHIP
         General Partner                General Partner of Mayfield VI
                                        Investment Partners


                                        By: /s/ F. Gibson Myers, Jr.
                                        ------------------------------------
                                                 General Partner

                              Page 23 of 37 pages.

MAYFIELD SOFTWARE TECHNOLOGY PARTNERS,    MAYFIELD MEDICAL PARTNERS 1992,
A CALIFORNIA PARTNERSHIP                  A CALIFORNIA PARTNERSHIP

By:  MAYFIELD VI INVESTMENT PARTNERS,     By:  MAYFIELD VII,
A CALIFORNIA LIMITED PARTNERSHIP          A CALIFORNIA LIMITED PARTNERSHIP
Its General Partner                       Its General Partner

By:  MAYFIELD VI MANAGEMENT PARTNERS,     By:  MAYFIELD VII MANAGEMENT
A CALIFORNIA LIMITED PARTNERSHIP          PARTNERS,
General Partner of Mayfield VI            A CALIFORNIA LIMITED PARTNERSHIP
Investment Partners                       General Partner of Mayfield VII

By: /s/ F. Gibson Myers, Jr.              MAYFIELD V MANAGEMENT PARTNERS,
    ----------------------------------    A CALIFORNIA LIMITED PARTNERSHIP
         General Partner

MAYFIELD MEDICAL PARTNERS,                By: /s/ F. Gibson Myers, Jr.
A CALIFORNIA PARTNERSHIP                  ------------------------------------
                                                   General Partner
By:  MAYFIELD VI INVESTMENT PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP
Its General Partner                       MAYFIELD VI MANAGEMENT PARTNERS,
                                          A CALIFORNIA LIMITED PARTNERSHIP
By:  MAYFIELD VI MANAGEMENT PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP
General Partner of Mayfield VI            By: /s/ F. Gibson Myers, Jr.
Investment Partners                           ----------------------------------
                                                  General Partner

By: /s/ F. Gibson Myers, Jr.
------------------------------------
         General Partner

                              Page 24 of 37 pages.

MAYFIELD VII MANAGEMENT PARTNERS,         MAYFIELD PRINCIPALS FUND, L.L.C.,
A CALIFORNIA LIMITED PARTNERSHIP          A DELAWARE LIMITED LIABILITY COMPANY

                                          By:  MAYFIELD X MANAGEMENT, L.L.C.,
By: /s/ F. Gibson Myers, Jr.              A DELAWARE LIMITED LIABILITY COMPANY
    ------------------------------------  Its General Partner
         General Partner

                                          By: /s/ Yogen K. Dalal
MAYFIELD VIII MANAGEMENT, L.L.C.,             ---------------------------------
A DELAWARE LIMITED LIABILITY COMPANY              Managing Member


By: /s/ Yogen K. Dalal                    MAYFIELD PRINCIPALS FUND II, L.L.C.,
    ------------------------------------  A DELAWARE LIMITED LIABILITY COMPANY
        Managing Member
                                          By:  MAYFIELD XI MANAGEMENT, L.L.C.,
                                          A DELAWARE LIMITED LIABILITY COMPANY
MAYFIELD IX MANAGEMENT, L.L.C.,           Its General Partner
A DELAWARE LIMITED LIABILITY
COMPANY
                                          By: /s/ Yogen K. Dalal
                                              ---------------------------------
By: /s/ Yogen K. Dalal                            Managing Member
    ------------------------------------
        Managing Member
                                          MAYFIELD PARTNERS,
                                          A CALIFORNIA PARTNERSHIP
MAYFIELD X MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY
COMPANY                                   By: /s/ F. Gibson Myers, Jr.
                                              ---------------------------------
                                                  General Partner
By: /s/ Yogen K. Dalal
    ------------------------------------
        Managing Member

                              Page 25 of 37 pages.

MAYFIELD '94 PARTNERS,                    VALLEY PARTNERS II,
A CALIFORNIA LIMITED PARTNERSHIP          A CALIFORNIA PARTNERSHIP



By: /s/ F. Gibson Myers, Jr.              By: /s/ F. Gibson Myers, Jr.
    ---------------------------------         ---------------------------------
        General Partner                           General Partner


MAYFIELD '96 PARTNERS,                    VALLEY PARTNERS III,
A CALIFORNIA LIMITED PARTNERSHIP          A CALIFORNIA PARTNERSHIP


By: /s/ F. Gibson Myers, Jr.              By: /s/ Yogen K. Dalal
    ---------------------------------         ---------------------------------
        General Partner                           General Partner


MF PARTNERS,                              MAYFIELD ASSOCIATES FUND III,
A CALIFORNIA PARTNERSHIP                  A CALIFORNIA LIMITED PARTNERSHIP

                                          By:  MAYFIELD VIII MANAGEMENT,
By: /s/ F. Gibson Myers, Jr.              L.L.C., A DELAWARE LIMITED LIABILITY
    ---------------------------------     COMPANY
        General Partner                   Its General Partner


MUHL PARTNERS,                            By: /s/ Yogen K. Dalal
A CALIFORNIA PARTNERSHIP                      ---------------------------------
                                                  Managing Member

By: /s/ F. Gibson Myers, Jr.
    ---------------------------------     MAYFIELD ASSOCIATES FUND IV,
        General Partner                   A DELAWARE LIMITED PARTNERSHIP

                                          By:  MAYFIELD IX MANAGEMENT, L.L.C.,
VALLEY PARTNERS,                          A DELAWARE LIMITED LIABILITY COMPANY
A CALIFORNIA PARTNERSHIP                  Its General Partner


By: /s/ F. Gibson Myers, Jr.              By: /s/ Yogen K. Dalal
    ---------------------------------         ---------------------------------
        General Partner                           Managing Member



                              Page 26 of 37 pages.

MAYFIELD ASSOCIATES FUND V,              MAYFIELD V, A CALIFORNIA LIMITED
A DELAWARE LIMITED PARTNERSHIP           PARTNERSHIP

By:  MAYFIELD X MANAGEMENT, L.L.C.,      By: MAYFIELD V MANAGEMENT PARTNERS,
A DELAWARE LIMITED LIABILITY COMPANY     A CALIFORNIA LIMITED PARTNERSHIP
Its General Partner                      Its General Partner


By: /s/ Yogen K. Dalal                   By: /s/ F. Gibson Myers, Jr.
    --------------------------------         --------------------------------
        Managing Member                          General Partner

                                         MAYFIELD VI INVESTMENT PARTNERS,
MAYFIELD ASSOCIATES FUND VI,             A CALIFORNIA LIMITED PARTNERSHIP
A DELAWARE LIMITED PARTNERSHIP
                                         By:  MAYFIELD VI MANAGEMENT
By: MAYFIELD XI MANAGEMENT, L.L.C.,      PARTNERS, A CALIFORNIA LIMITED
A DELAWARE LIMITED COMPANY               COMPANY
                                         Its General Partner
Its General Partner

                                         By: /s/ F. Gibson Myers, Jr.
By: /s/ Yogen K. Dalal                       --------------------------------
    --------------------------------             General Partner
        Managing Member


MAYFIELD III,                            MAYFIELD VII,
A CALIFORNIA LIMITED PARTNERSHIP         A CALIFORNIA LIMITED PARTNERSHIP

                                         By:  MAYFIELD VII MANAGEMENT PARTNERS,
By: /s/ F. Gibson Myers, Jr.             A CALIFORNIA LIMITED PARTNERSHIP
    --------------------------------     Its General Partner
        General Partner

                                         By: /s/ F. Gibson Myers, Jr.
MAYFIELD IV,                                 --------------------------------
A CALIFORNIA LIMITED PARTNERSHIP                 General Partner


By: /s/ F. Gibson Myers, Jr.
    --------------------------------
        General Partner

                              Page 27 of 37 pages.

MAYFIELD VIII,                           MAYFIELD XI,
A CALIFORNIA LIMITED PARTNERSHIP         A DELAWARE LIMITED PARTNERSHIP

By:  MAYFIELD VIII MANAGEMENT,           By:  MAYFIELD XI MANAGEMENT, L.L.C.,
L.L.C., A DELAWARE LIMITED LIABILITY     A DELAWARE LIMITED LIABILITY COMPANY
COMPANY                                  Its General Partner
Its General Partner

                                         By: /s/ Yogen K. Dalal
                                             --------------------------------
By: /s/ Yogen K. Dalal                           Managing Member
    --------------------------------
        Managing Member

MAYFIELD IX,
A DELAWARE LIMITED PARTNERSHIP

By:  MAYFIELD IX MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY
Its General Partner


By:     /s/ Yogen K. Dalal
    --------------------------------
            Managing Member


MAYFIELD X,
A DELAWARE LIMITED PARTNERSHIP

By:  MAYFIELD X MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY
Its General Partner


By:     /s/ Yogen K. Dalal
    --------------------------------
            Managing Member

                              Page 28 of 37 pages.

                               POWER OF ATTORNEY
           For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with
    Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.


                              /s/ Yogen K. Dalal
                              -----------------------------------
                              Yogen K. Dalal

                              Page 29 of 37 pages.

                               POWER OF ATTORNEY
           For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with
    Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.


                              /s/ Frank G. Myers, Jr.
                              --------------------------------
                              Frank G. Myers, Jr.

                              Page 30 of 37 pages.

                               POWER OF ATTORNEY
           For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with
    Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.


                              /s/ Kevin A. Fong
                              --------------------------------
                              Kevin A. Fong

                              Page 31 of 37 pages.

                               POWER OF ATTORNEY
           For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with
    Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.


                              /s/ William D. Unger
                              ----------------------------
                              William D. Unger

                              Page 32 of 37 pages.

                               POWER OF ATTORNEY
           For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with
    Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.


                              /s/ Wendell G. Van Auken III
                              --------------------------------------
                              Wendell G. Van Auken III

                              Page 33 of 37 pages.

                               POWER OF ATTORNEY
           For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with
    Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.


                              /s/ Michael J. Levinthal
                              ------------------------------------
                              Michael J. Levinthal

                              Page 34 of 37 pages.

                               POWER OF ATTORNEY
           For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with
    Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                              /s/ A. Grant Heidrich III
                              ----------------------------------
                              A. Grant Heidrich III

                              Page 35 of 37 pages.

                               POWER OF ATTORNEY
           For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with
    Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.


                              /s/ Wende S. Hutton
                              ----------------------------
                              Wende S. Hutton

                              Page 36 of 37 pages.

                               POWER OF ATTORNEY
           For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with
    Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.


                              /s/ Russell C. Hirsch
                              --------------------------------
                              Russell C. Hirsch

                              Page 37 of 37 pages.